SECURITIES AND EXCHANGE COMMISSION

			    WASHINGTON, D.C. 20549

				   FORM 8-K

				CURRENT REPORT

		    Pursuant to Section 13 or 15(d) of the
			Securities Exchange Act of 1934

		Date of Report (Date of Earliest Event Reported:

				May 9, 2000
				---------------

				 AUTOLIV, INC.
	---------------------------------------------------------------
	    (Exact Name of Registrant as Specified in its Charter)

				   Delaware
	---------------------------------------------------------------
		 (State or Other Jurisdiction of Incorporation)

		001-12933                      (51-037854)
	 ------------------------    --------------------------------
	 (Commission File Number)    (IRS Employer Identification No.)

	       World Trade Center
	       Klarabergsviadukten 70
	       S-107 24 Stockholm
	       Sweden
	---------------------------------------------------------------
		    (Address of principal executive offices)

	      46 (8) 587 20 600
	---------------------------------------------------------------
	      Registrant's Telephone Number, Including Area Code

	---------------------------------------------------------------
	 (Former Name or Former Address, if Changed Since Last Report)


     Item 5.   Other events

	  On May 9, 2000, Autoliv, Inc. (the "Company") issued a press release, which is attached hereto as Exhibit 99.1 and is hereby incorporated by reference.


	  99.1. Press release, dated May 9, 2000, issued by the Company.



				 SIGNATURES

	       Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

     Date:     May 9, 2000               AUTOLIV, INC.

					By: /s/ Joergen Svensson
					    ---------------------------
					    Joergen Svensson
					    Vice President - Legal
					    Affairs, General Counsel
					    and Secretary



			       EXHIBIT INDEX

     Exhibit
     Number    Description

     99.1. Press release, dated May 9, 2000, issued by the Company.